SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


                        Date of Report December 18, 1996

                             THE ENCORE GROUP, INC.
                       Incorporated in the State of Oregon
                          COMMISSION FILE NUMBER 0-4563
               (I.R.S. Employer Identification Number: 93-0580867)
                                 P.O. Box 69536
                             Portland, Oregon 97201
                        Telephone Number: (503) 221-4255


Item 5.  Other Events

The Registrant's bank, Union Bank of California ("Bank"), has entered into a Settlement Agreement with Registrant and its subsidiary, VDO-Pak, Inc. forgiving a note due balance of $1,235,238.04 along with interest of $119,870.63 in exchange for 1,005 shares of Encore common stock held by Encore's principal shareholders, Bruce L. Engel and Teri E. Engel ("Engels"). The Engels were guarantors of the note. The Settlement Agreement was part of a broader settlement involving the Engels and the Bank in which the Engels made a substantial additional consideration to the Bank. In recognition of the consideration made by the Engels the registrant cancelled a shareholder note in the amount of $74,500.

                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              THE ENCORE GROUP, INC.



                                              By       /s/
                                              Kenneth L. Wright
                                              Executive Vice President and
                                              Principal Financial Officer
                                              THE ENCORE GROUP, INC.

P.O. Box 69536                                (503)221-4255
Portland, Oregon 97201                   FAX: (503)221-1902